                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                          TO REVOLVING CREDIT AGREEMENT

         This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT is made and entered into as of December 14, 1998 (this "Amendment") by and among (a) ITEQ, INC., a Delaware corporation (the "Borrower"), (b) THE GUARANTORS, (C) BANKBOSTON, N.A., a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 (acting in its individual capacity, "BKB"), and the other lending institutions which become parties to the Credit Agreement defined below (collectively, the "Banks"), (d) DEUTSCHE BANK AG, as documentation agent (the "Documentation Agent"), and (e) BANKBOSTON, N.A., as agent for the Banks (acting in such capacity, the "Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement defined below.

         WHEREAS, the Borrower, the Guarantors, the Banks, the Documentation Agent and the Agent have entered into that certain Revolving Credit Agreement, dated as of October 28, 1997 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the Borrower, the Guarantors, the Banks, the Documentation Agent and the Agent have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1.      AMENDMENTS TO CREDIT AGREEMENT.

         SECTION 1.1     DEFINITIONS.

         (a)      The following new definitions are added to the Credit
         Agreement:

                           "Accounts Receivable. All rights of the Borrower or
                  any of its Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, recorded on books of account in accordance with generally accepted accounting principles."

                           "EBITDA Adjustments.  For the following fiscal
                  quarters,  EBITDA Adjustments shall be as follows:

                                    (i) For the fiscal quarter ending on
                           September 30, 1998, an amount equal to the lesser of
                           (X) charges related to mergers, acquisitions and other restructuring occurring during the period beginning on January 1, 1998 and ending on September 30, 1998 (the "Restructuring Period") plus losses caused by the discontinuation of operations during the Restructuring Period (such charges and losses referred to herein as the "Restructuring Costs") or
                           (Y) $13,800,000;

                                    (ii) For the fiscal quarter ending on
                           December 31, 1998, an amount equal to the lesser of
                           (X) Restructuring Costs incurred during such quarter or (Y) $1,650,000;

                                    (iii) For the fiscal quarter ending on March
                           31, 1999, an amount equal to the lesser of (X) Restructuring Costs incurred during such quarter or
                           (Y) $1,000,000."

                                    (iv) For any other fiscal quarter, $0."

                           "Inventory.  With respect to the Borrower or any of
                  its Subsidiaries, finished goods, work in progress and raw materials and component parts inventory owned by the Borrower or such Subsidiary and recorded as such in accordance with GAAP."

                           "Material International Subsidiaries"  G.L.M.
                  Tanks & Equipment Ltd. and any other International
                  Subsidiary with annual historical or projected gross revenues in excess of $4,000,000."

                           "Pricing Table

                 -------------------------------------------------------------------------------------------------------
                                               APPLICABLE       APPLICABLE BASE      APPLICABLE         APPLICABLE
                      PRICING RATIO            EURODOLLAR         RATE MARGIN        L/C MARGIN       COMMITMENT RATE
                                                 MARGIN           (PER ANNUM)       (PER ANNUM)         (PER ANNUM)
                                              (PER ANNUM)
                 ------------------------ --------------------- ----------------- ----------------- --------------------
                  Less than 2.50:1               1.50%               0.00%             1.50%              0.375%
                 ------------------------ --------------------- ----------------- ----------------- --------------------
                  Greater than or equal          1.75%               0.00%             1.75%              0.375%
                   to 2.50:1 but less
                       than 3.00:1
                 ------------------------ --------------------- ----------------- ----------------- --------------------
                  Greater than or equal          2.00%               0.25%             2.00%              0.375%
                   to 3.00:1 but less
                       than 3.50:1
                 ------------------------ --------------------- ----------------- ----------------- --------------------
                  Greater than or equal          2.25%               0.50%             2.25%              0.500%
                   to 3.50:1 but less
                       than 4.00:1
                 ------------------------ --------------------- ----------------- ----------------- --------------------
                  Greater than or equal          2.50%               0.75%             2.50%              0.500%
                        to 4.00:1
                 -------------------------------------------------------------------------------------------------------

         Any change in the applicable margin shall become effective on the first day after receipt by the Banks of financial statements delivered pursuant to ss.6.4(a) or (b) which indicate a change in the Pricing Ratio. If at any time such financial statements are not delivered within the time periods specified in ss.6.4(a) or (b), the applicable margin shall be the highest rate set forth in the respective column of the Pricing Table, subject to adjustment upon actual receipt of such financial statements. Notwithstanding anything herein to the contrary, the Applicable Eurodollar Margin, the Applicable Base Rate Margin, the Applicable L/C Margin and the Applicable Commitment Rate shall be, respectively, 2.50%, 0.75%, 2.50% and 0.50% until the receipt of the Compliance Certificate and the financial statements required pursuant to ss.6.4(b) and (c) of the Credit Agreement with respect to the period ending on June 30, 1999."

                      (b) The definition of "Distribution" in the Credit Agreement is hereby amended by deleting the text "(other than dividends or other distributions payable solely in shares of common stock, partnership interests or membership units of such Person, as the case may be)" therefrom.

         SECTION 1.2  AMENDMENT TO SECTION 2.1 OF THE CREDIT AGREEMENT.

         (a) The Total Commitment is hereby reduced pursuant to ss.2.2 of the Credit Agreement to $145,000,000 and the dollar figure "$175,000,000" in the first sentence of ss.2.1 of the Credit Agreement is hereby replaced with the dollar figure "$145,000,000".

         (b) As of December 31, 1999 the Total Commitment shall be reduced to $135,000,000 and, unless previously reduced to a lower figure, the dollar figure in the first sentence of ss.2.1 of the Credit Agreement shall be replaced with the dollar figure "$135,000,000".

         SECTION 1.3  AMENDMENT TO SECTION 6.4 OF THE CREDIT AGREEMENT.

         (a) Section 6.4(a) of the Credit Agreement is hereby replaced with the following new Section 6.4(a):

                      "(a) (i) as soon as practicable, but, in any event not later than 45 days after the end of each fiscal year of the Borrower, the management-prepared consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such year and the related unaudited consolidated and consolidating statements of operations, each setting forth in comparative form the figures for the previous fiscal year, all such consolidated and consolidating financial statements to be in reasonable detail with a certification by the principal financial or accounting officer of the Borrower (the "CFO") that the consolidated financial statements are prepared in accordance with GAAP and fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended, and (ii) as soon as practicable, but, in any event not later than 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such year, statements of cash flows, and the related consolidated statements of operations, each setting forth in comparative form the figures for the previous fiscal year, all such consolidated financial statements to be in reasonable detail, prepared in accordance with GAAP and certified by the Accountants;"

         (b) Section 6.4(b) of the Credit Agreement is hereby replaced with the following new Section 6.4(b):

                  "(b) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the Borrower ending on or before September 30, 1998, and not later than 30 days after the end of each fiscal month of the Borrower ending on or after October 31, 1998 (except for the fiscal months ending in December, in which case the relevant due date shall be 45 days after the end of such month), copies of the consolidated and consolidating balance sheets and statement of operations of the Borrower and its Subsidiaries as at the end of such quarter or such month, as applicable, subject to year end adjustments, and, not later than 45 days after the end of each fiscal quarter, the related statement of cash flows, all in reasonable detail and prepared in accordance with GAAP, with a certification by the principal financial or accounting officer of the Borrower (the "CFO") that the consolidated financial statements are prepared in accordance with GAAP and fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended;"

         SECTION 1.4  AMENDMENT TO SECTION 7.4 OF THE CREDIT AGREEMENT.
Section 7.4 of the Credit Agreement is hereby amended by replacing the text beginning with the words "(g) the cash consideration to be paid by the Borrower in connection with any acquisition" and ending with the words "(j) if such acquisition is made by a merger, the Borrower shall be the surviving entity" in the second sentence thereof with the following text:

         "(g) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition; (h) if such acquisition is made by a merger, the Borrower shall be the surviving entity; and (i) the Agent and the Majority Banks shall have approved of such acquisition in writing".

         SECTION 1.5  AMENDMENT TO SECTION 7.6 OF THE CREDIT AGREEMENT.

         Section 7.6 of the Credit Agreement is hereby replaced with the following new Section 7.6:

                      "SECTION 7.6 NO DISTRIBUTIONS OR REDEMPTIONS. The Borrower shall not, and shall not permit any Subsidiary to, make any Distributions and neither the Borrower nor any Subsidiary shall redeem, convert, retire or otherwise acquire shares of any class of its capital stock, provided that any Subsidiary may make Distributions to the Borrower. The Guarantors shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Guarantors' capital stock."

         SECTION 1.6  AMENDMENT TO SECTION 8.1 OF THE CREDIT AGREEMENT.

         Section 8.1 of the Credit Agreement is hereby replaced in its entirety with the following new Section 8.1:

                      "SECTION 8.1 FUNDED DEBT TO CAPITALIZATION RATIO. The Borrower shall not at any time permit the ratio of (a) Funded Debt to
         (b) the sum of Funded Debt plus Net Worth to exceed 55%, provided that such ratio may be equal to or less than 56% during the period commencing on October 1, 1998 and ending on December 30, 1998."

         SECTION 1.7  AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT.

         Section 8.2 of the Credit Agreement is hereby replaced in its entirety with the following new Section 8.2:

                      "SECTION 8.2 LEVERAGE RATIO. As of the end of any fiscal quarter of the Borrower commencing with the fiscal quarter ending December 31, 1997 (except the fiscal quarter ending September 30,
         1998), the ratio of (a) Funded Debt as at the end of such quarter to
         (b) the sum of EBITDA plus EBITDA Adjustments for the period of four
         (4) consecutive fiscal quarters ending on such date (the "Leverage Ratio") shall not exceed the ratios set forth in the table below opposite the period in which each such fiscal quarter ends:


            --------------------------------------------------------------------
                          Period:                            Ratio:
            ---------------------------------------   --------------------------
            Closing Date - June 30, 1998                    3.00:1
            ---------------------------------------   --------------------------

            July 1, 1998  - September 30, 1998                N/A
            ---------------------------------------   --------------------------

            October 1, 1998 - June 30, 1999                 4.25:1
            ---------------------------------------   --------------------------

            July 1, 1999 - September 30, 1999               4.10:1
            ---------------------------------------   --------------------------

            October 1, 1999 - September 30, 2000            3.75:1
            ---------------------------------------   --------------------------

            October 1, 2000 and thereafter                  3.25:1"
            --------------------------------------------------------------------

         SECTION 1.8  AMENDMENT TO SECTION 8.3 OF THE CREDIT AGREEMENT.
Section 8.3 of the Credit Agreement is hereby replaced in its entirety with the following new Section 8.3:

                      "SECTION 8.3 INTEREST COVERAGE RATIO.

                      (a) As of the end of any fiscal quarter of the Borrower commencing with the fiscal quarter ending December 31, 1997 and ending with the fiscal quarter ending June 30, 1998, the ratio of (i) EBIT for the period of four (4) consecutive fiscal quarters ending on such date to (ii) Consolidated Total Interest Expense for such period shall not be less than 3.25:1.00.

                      (b) As of the end of any fiscal quarter of the Borrower commencing with the fiscal quarter ending December 31, 1998, the ratio of (i) EBITDA plus EBITDA Adjustments for the period of four (4) consecutive fiscal quarters ending on such date minus Capital Expenditures for such period to (ii) Consolidated Total Interest Expense for such period shall not be less than the ratios set forth in the table below opposite the period in which such fiscal quarter ends:


           --------------------------------------------------------------------
                         Period:                            Ratio:
           ---------------------------------------    -------------------------
           October 1, 1998 - September 30, 1999              2.50:1
           ---------------------------------------    -------------------------
           October 1, 1999 and thereafter                    2.75:1"
           --------------------------------------------------------------------

         SECTION 1.9 AMENDMENT TO SECTION 8.4 OF THE CREDIT AGREEMENT. The figure "1.40:1" in Section 8.4 of the Credit Agreement is hereby replaced with the figure "1.75:1".

         SECTION 1.10 AMENDMENT TO SECTION 8.5 OF THE CREDIT AGREEMENT. Clause
(c) in Section 8.5 of the Credit Agreement is replaced with the following new clause (c):

         "(c) 1.65% of reported quarterly sales for each fiscal quarter thereafter"

         SECTION 1.11 NEW SECTION 8.6 ADDED TO THE CREDIT AGREEMENT. The following new Section ss.8.6 is added to the Credit Agreement:

                  "SECTION 8.6 CONSOLIDATED NET INCOME. The Borrower shall not permit Consolidated Net Income to be less than $1.00 during any fiscal quarter ending on or after March 31, 1999. The Borrower shall not permit Consolidated Net Deficit to be greater than $250,000 during the fiscal quarter ending on December 31, 1998"

         SECTION 1.12 NEW SECTION 8.7 ADDED TO THE CREDIT AGREEMENT. The following new Section ss.8.7 is added to the Credit Agreement:

                  "SECTION 8.7 ACCOUNTS RECEIVABLE, COSTS AND EARNINGS IN EXCESS OF BILLINGS ON UNCOMPLETED CONTRACTS AND INVENTORY TO REVOLVING CREDIT LOANS OUTSTANDING LESS CASH. The Borrower shall not permit at any time after December 14, 1998 the ratio of (i) the sum of the unpaid portions of Accounts Receivable as determined in accordance with GAAP plus "Costs and Earnings in Excess of Billings on Uncompleted Contracts" as referred to in the Borrower's consolidated balance sheets and as determined in accordance with GAAP plus the aggregate value of Inventory as determined in accordance with GAAP to (ii) the outstanding amount of Revolving Credit Loans (including the Swing Line Loans) plus unpaid Reimbursement Obligations minus all unencumbered cash of the Borrower or any of its Subsidiaries to be less than 1.00:1."

         SECTION 1.13 NEW EXHIBIT D AND SCHEDULE 2. Exhibit D to the Credit Agreement is replaced with Exhibit D attached hereto. Schedule 2 to the Credit Agreement is replaced with Schedule 2 attached hereto.

         SECTION 2. AMENDMENT FEES. The Borrower hereby agrees to pay to the Agent for the account of each Bank party hereto an amount equal to 0.175% of the Commitment of such Bank as such Commitment has been reduced as of the date hereof (such amounts referred to herein as the "Amendment Fees").

         SECTION 3. PLEDGE OF INTERNATIONAL STOCK. The Borrower and the Guarantors hereby agree to pledge 65% of the stock of each Material International Subsidiary to the Agent for the benefit of the Banks and the Agent within 45 days after the date hereof in the case of G.L.M. Tanks & Equipment Ltd. and within 60 days after the date hereof in the case of each of the other Material International Subsidiaries. Such pledge shall be pursuant to pledge agreements in form and substance satisfactory to the Agent.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date on which the following conditions shall have been satisfied:

                  4.1 LOAN DOCUMENTS. Each of this Amendment and all related documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Agent.

                  4.2 CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Amendment and each of the related documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

                  4.3 REAL ESTATE DOCUMENTS RELATED TO JOINDER AGREEMENT. Evidence of the filing of certificates with the relevant real estate records showing (a) the merger of Trusco Tank, Inc. into ITEQ Storage Systems, Inc., (b) the merger of Graver Tank International, Inc. into Graver Manufacturing Co., Inc. and (c) the new name of ITEQ Storage Systems, Inc. shall have been delivered to the Agent.

                  4.4 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Banks and to the Agent.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks and the Agent as follows:

                      (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. Each of the representations and warranties of the Borrower contained in the Credit Agreement as amended hereby or in any document or instrument delivered pursuant to or in connection with the Credit Agreement as amended hereby are true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate solely and expressly to an earlier date) and, taking into account this Amendment, no Default or Event of Default has occurred and is continuing.

                      (B) AUTHORITY, NO CONFLICTS, ETC. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the corporate authority of the Borrower and the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or Guarantors so as to materially adversely affect the assets, business or any activity of the Borrower or Guarantors, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or Guarantors or any agreement or other instrument binding upon them. The execution, delivery and performance of this Amendment will result in valid and legally binding obligations of the Borrower and Guarantors enforceable against each in accordance with the respective terms and provisions hereof.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID JURISDICTION, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.

THE BORROWER:

ITEQ, INC.


By:   /s/ Lawrance W. McAfee
   ------------------------------------
      Lawrance W. McAfee
      Chief Financial Officer

THE GUARANTORS:

ITEQ MANAGEMENT COMPANY
EXELL, INC. (a Delaware corporation which is successor by merger to EXELL, INC., a Texas corporation)

ITEQ TANK SERVICES, INC. (successor by merger to HMT TANK
   SERVICE, INC.)

RELIABLE STEEL, INC.

AIR-CURE DYNAMICS, INC.

AMEREX INDUSTRIES, INC.

OHMSTEDE, INC.

INTEREL ENVIRONMENTAL TECHNOLOGIES, INC.

ALLIED INDUSTRIES, INC.

ITEQ CONSTRUCTION SERVICES, INC.
   (f/k/a HMT CONSTRUCTION SERVICES, INC.)

ITEQ INTELLECTUAL PROPERTIES, INC. (f/k/a AIX INTELLECTUAL
   PROPERTIES, INC.)

ITEQ INVESTMENTS, INC. (f/k/a ASTROTECH INVESTMENTS, INC.)

TEXOMA TANK COMPANY, INC.

ITEQ STORAGE SYSTEMS, INC. (f/k/a BROWN-MINNEAPOLIS TANK &
   FABRICATING CO., successor by merger to HMT, INC., HMT
   SENTRY SYSTEMS, INC. and TRUSCO TANK, INC.)

GRAVER MANUFACTURING CO., INC. (f/k/a GRAVER HOLDING
   COMPANY, successor by merger to GRAVER TANK & MFG. CO.,
   INC., GRAVER TANK INTERNATIONAL, INC., GRAVER POWER, INC., and GRAVER TANK & VESSEL, INC.)



By:   /s/ Lawrance W. McAfee
   ------------------------------------
      Lawrance W. McAfee
      Chief Financial Officer

Trusco Tank, Inc. hereby separately joins in the above Amendment for the purpose of consenting thereto and being bound thereby during the period during which its merger into ITEQ Storage Systems, Inc. is not yet effective. Trusco Tank, Inc. hereby acknowledges that its obligations under this Amendment shall pass to ITEQ Storage Systems, Inc. after the effectiveness of such merger.

TRUSCO TANK, INC.



By: /s/ Lawrance W. McAfee
   ------------------------------------
      Lawrance W. McAfee
      Chief Financial Officer

THE LENDERS:

BANKBOSTON, N.A.,
   individually and as Agent


By: /s/ Timothy M. Laurion
   ---------------------------------------
      Timothy M. Laurion, Director


DEUTSCHE BANK AG,
   individually and as Documentation Agent


By: /s/ Jean M. Hannigan
   ---------------------------------------
      Name: Jean M. Hannigan
      Title: Vice President


By: /s/ Susan L. Pearson
   ---------------------------------------
      Name: Susan L. Pearson
      Title: Director


BANK OF SCOTLAND


By:  /s/ Annie Chin Tat
   ---------------------------------------
      Name: Annie Chin Tat
      Title: Senior Vice President


BANK ONE, TEXAS, N.A.


By: /s/ Kathy Turner
   ---------------------------------------
      Name: Kathy Turner
      Title: Vice President

PARIBAS (f/k/a Banque Paribas)


By: /s/ Scott Clingan
   ---------------------------------------
      Name: Scott Clingan
      Title: Vice President



By: /s/ Larry Robinson
   ---------------------------------------
      Name: Larry Robinson
      Title: Vice President

COMERICA BANK


By: /s/ Reginald M. Goldsmith, III
   ---------------------------------------
      Name: Reginald M. Goldsmith, III
      Title: Vice President


THE FUJI BANK, LIMITED, HOUSTON AGENCY


By: /s/ Raymond Ventura
   ---------------------------------------
      Name: Raymond Ventura
      Title: Vice President and Manager


HIBERNIA NATIONAL BANK


By: /s/ Angela Bentley
   ---------------------------------------
      Name: Angela Bentley
      Title: Portfolio Manager


NATIONSBANK, N.A. (successor by merger
         to NationsBank of Texas, N.A.)


By: /s/ Richard L. Nichols, Jr.
   ---------------------------------------
      Name: Richard L. Nichols, Jr.
      Title: Vice President

UNION BANK OF CALIFORNIA, N.A.


By: /s/ A. Pasha Moghaddam
   ---------------------------------------
      Name: A. Pasha Moghaddam
      Title: Vice President

CHASE BANK TEXAS, NATIONAL ASSOCIATION
         (f/k/a Texas Commerce Bank, N.A.)


By: /s/ Mary C. Arnold
   ---------------------------------------
      Name: Mary C. Arnold
      Title: Vice President